Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

This SECURITIES PURCHASE AGREEMENT (this “Agreement”) dated July 1, 2020, is entered into by and between (i) Aspira Women’s Health Inc., a Delaware corporation (the “Company”), and (ii) the investor listed on Schedule I (including its successors and permitted assigns, the “Investor”). To the extent that there are multiple Investors listed on Schedule I, all references herein to “the Investor” shall refer to each such Investor, severally and not jointly.

WHEREAS, subject to the terms and conditions set forth in this Agreement, the Company desires to issue and sell to the Investor the number of shares set forth on Schedule I (the “Securities”) of the Company’s common stock, par value $0.001 per share (“Common Stock”) in a private placement pursuant to Section 4(a)(2) of the Securities Act of 1933 (the “Securities Act”).

NOW THEREFORE, in consideration of the mutual covenants made herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

Purchase and Sale of Securities.  Subject to the terms and conditions hereof, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Investor agrees to purchase from the Company, and the Company agrees to sell to the Investor at the Closing, the number of Securities set forth opposite the Investor’s name on Schedule I for the price of $3.50 per share and for the aggregate purchase price set forth on Schedule I (the “Purchase Price”).

Issuance of Securities.  Notwithstanding anything in this Agreement to the contrary, the Company shall have no obligation to issue any of the Securities to any person who is a resident of a jurisdiction in which the issuance of Securities to such person would constitute a violation of the securities, “blue sky” or other similar laws of such jurisdiction (collectively referred to as the “State Securities Laws”).

The Closing.  The closing of the purchase and sale of the Securities (the “Closing”) shall take place at the headquarters of the Company, on the third (3rd) Business Day (as defined below) after the date hereof, or at such other time and place as the Company may designate by notice to the Investor (such date and time being referred to herein as the “Closing Date”). The term “Business Day” means any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions are authorized or obligated by law to close in New York, New York.

Payment for Securities.  The Purchase Price for the Securities shall be received by the Company from the Investor in United States dollars by wire transfer of immediately available funds to an account designated in writing by the Company or by other means approved by the Company at or prior to the Closing. At the Closing, following the receipt by the Company of the Purchase Price payable by the Investor, the Company shall deliver a copy of the irrevocable instructions to the Company’s transfer agent instructing the transfer agent to deliver to the Investor, on an expedited basis, a certificate evidencing the number of Securities set forth opposite the Investor’s name on Schedule I, registered in the name of the Investor and bearing the legend set forth in Section 10.

Representations and Warranties of the Company.  Except as otherwise specifically described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2019, the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 or any Current Reports on Form 8-K filed by the Company subsequent to December 31, 2019 and through the date of this Agreement with the Securities and Exchange Commission (the “Commission”), including the information incorporated by reference therein (collectively, the “Disclosure Package”), the Company hereby represents and warrants to and covenants with the Investor, as of the date hereof and as of the Closing, that:

Organization, Good Standing and Qualification.  The Company is duly incorporated and validly existing under the laws of the state of Delaware, with full corporate power and authority to conduct its business as it is currently being conducted and to own its assets; and has secured any other authorizations, approvals, permits and orders required by law for the conduct by the Company of its business as it is currently being conducted.

Authorization.  The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby. All corporate action on the part of the Company, its directors and stockholders necessary for the authorization, execution, delivery and performance of this Agreement by the Company, the authorization, sale, issuance and delivery of the Securities contemplated herein and the performance of the Company’s obligations hereunder has been taken. This Agreement has been duly executed and delivered by the Company and constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy (the “Enforceability Exceptions”).

Capitalization.

As of June 29, 2020, the authorized capital stock of the Company consisted of 5,000,000 shares of preferred stock, par value $0.001 per share (the “Preferred Stock”), none of which were issued and outstanding, and 150,000,000 shares of Common Stock, 100,525,090 shares of which were issued and outstanding. The Preferred Stock and the Common Stock are collectively referred to herein as the “Capital Stock.” All of the issued and outstanding shares of Capital Stock have been duly authorized, validly issued and are fully paid and nonassessable. As of June 29, 2020, no warrants to purchase shares of Common Stock were outstanding, options to purchase 7,902,769 shares of Common Stock were outstanding (assuming, in the case of performance-based options, full attainment of the respective performance measures), 178,470 unvested restricted stock units were outstanding and an additional 9,058,727 shares of Common Stock were available for issuance under the Company’s 2019 Stock Incentive Plan. Except as otherwise set forth in this Agreement, as of the date hereof there are no outstanding options, warrants, rights (including conversion or preemptive rights), agreements, arrangements or commitments of any character, whether or not contingent, relating to the issued or unissued Capital Stock of the Company or obligating the Company to issue or sell any share of Capital Stock of, or other equity interest in, the Company.

The Securities have been duly authorized and, when issued, delivered and paid for in the manner set forth in this Agreement, will be validly issued, fully paid and non-assessable and shall be free and clear of any encumbrances, preemptive rights or restrictions (other than as provided in this Agreement or any restrictions on transfer generally imposed under applicable securities laws).

Consents.  The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other person in connection with the execution, delivery and performance by the Company of this Agreement, other than as contemplated by this Agreement (including Section 9), notices that have been made to certain of the Company’s stockholders, filings that will be made pursuant to the rules and regulations of the Nasdaq Stock Market LLC (“Nasdaq”), the Commission and the Financial Industry Regulatory Authority (“FINRA”), applicable State Securities Laws and post-sale filings that may be required pursuant to applicable federal and State Securities Laws which the Company undertakes to file or obtain within the applicable time periods.

Securities Laws. Assuming the accuracy of the Investor’s representations and warranties set forth in Section 6, no registration under the Securities Act is required for the offer and sale of the Securities by the Company to the Investor as contemplated hereby.

Litigation. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened in writing against the Company or any of its directors or officers that questions the validity of this Agreement or the right of the Company to enter into this Agreement or to consummate the transactions contemplated hereby. There is no action, suit, proceeding or investigation pending or, to the Company’s knowledge, currently threatened in writing against the Company or any subsidiary of the Company or any of their respective directors or officers which would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.  For purposes of this Agreement, a “Material Adverse Effect” means any event, change, violation, inaccuracy, circumstance or effect that, individually or in the aggregate, has had or would reasonably be expected to have a material adverse effect on, or result in a material adverse change in, as the case may be, the business, operations, properties, condition (financial or otherwise), assets, liabilities or results of operations of the Company, except for any such events, changes, violations, inaccuracies, circumstances or effects resulting from (i) any changes in general economic, regulatory or political conditions, (ii) any changes or events generally affecting the industry in which the Company operates, (iii) any adverse change or effect that is caused by the announcement of the transactions contemplated by this Agreement, or (iv) any violations or other matters arising from changes in law or GAAP; unless in any such instance such change or effect described in (i), (ii) or (iv) impacts the Company in a materially disproportionate manner relative to a preponderance of the other similar entities impacted by such change.

Filings. Since January 1, 2019, the Company has filed all forms, reports and documents required to be filed by it with the Commission (collectively, the “Company SEC Reports”) on a timely basis. As of the respective dates they were filed (except if amended, updated or superseded by a filing made by the Company with the Commission prior to the date of this Agreement, then on the date of such filing), the Company SEC Reports complied in all material respects with the requirements of the Securities Act or the Securities Exchange Act of 1934 (the “Exchange Act”), as the case may be, and the applicable rules and regulations of the Commission thereunder.

Financial Statements. The consolidated financial statements of the Company (including any notes thereto) contained in the Disclosure Package (i) complied as to form in all material respects with the published rules and regulations of the Commission with respect thereto, (ii) were prepared in accordance with United States generally accepted accounting principles (“GAAP”) applied on a consistent basis throughout the periods indicated (except as may be indicated in the notes thereto or, in the case of unaudited financial statements, as permitted by the rules and regulations of the Commission) and (iii) presented fairly, in all material respects, the consolidated financial position of the Company and its consolidated subsidiaries as of the respective dates thereof and for the respective periods indicated therein, except as otherwise noted therein (subject, in the case of unaudited financial statements, to normal and recurring year-end adjustments which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect). The Company has not had any material disagreement with its auditor regarding accounting matters or policies during any of its past two (2) full fiscal years or during the current fiscal year-to-date, which disagreements would require disclosure to the Company’s Board of Directors.

Certain Fees.  No brokerage or finder’s fees or commissions are or will be payable by the Company or any subsidiary of the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person with respect to the purchase of the Securities by the Investor, except for any fees or payments that are due or may become due pursuant to the Engagement Letter, dated as of June 12, 2020, by and between William Blair & Company, L.L.C. and the Company. The Investor shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section 5(i) that may be due in connection with the transactions contemplated by this Agreement.

Acknowledgment Regarding the Investor’s Purchase of Securities.  The Company acknowledges and agrees that the Investor is acting solely in the capacity of an arm’s-length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Investor is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Investor or any of its representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to the Investor’s purchase of the Securities. The Company further represents to the Investor that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation of the transactions contemplated hereby by the Company and its representatives.

Acknowledgment Regarding the Investor’s Trading Activity.  Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Section 6(a)(iv) and Section 12), it is understood and acknowledged by the Company that: (i) the Investor has not been asked by the Company to agree, nor has the Investor agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by the Investor, specifically including short sales or “derivative” transactions, before or after the Closing, may negatively impact the market price of the Company’s publicly-traded securities, (iii) the Investor, and counter-parties in “derivative” transactions to which the Investor is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) the Investor shall not be deemed to have any affiliation with or control over any arm’s-length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) the Investor may engage in hedging activities at various times during the period that the Securities are outstanding, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of this Agreement if made in compliance with Section 6(a)(iv) and Section 12.

No Disqualification Event.  None of the Company, any of its predecessors, any director, executive officer, other officer of the Company, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale of the Securities (but, in each case, excluding the Investor, as to whom no representation is made) (each, an “Issuer Covered Person” and, collectively, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Company has exercised reasonable care to determine (i) the identity of each person that is an Issuer Covered Person; and (ii) whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e) under the Securities Act, and has furnished to the Investor a copy of any disclosures provided thereunder.

Material Contracts. (i) Each of the Material Contracts (as defined below) is valid and binding on the Company, enforceable against it in accordance with its terms and in full force and effect, subject to the Enforceability Exceptions, (ii) no Material Contract is scheduled to expire by its terms prior to December 31, 2020, (iii) neither the Company nor, to the knowledge of the Company, any third party is in violation of any provision of, or failed to perform any obligation required under the provisions of, any Material Contract and (iv) neither the Company nor, to the knowledge of the Company, any third party, is in breach, or has received written notice of material breach, of any Material Contract, except, in each of clauses (i), (ii), (iii) and (iv), as would not reasonably be expected to result in a Material Adverse Effect. For purposes of this Agreement, “Material Contract” shall mean any “material contract” (as such term is defined in Item 601(b)(10) of Regulation S-K of the Securities Act) of the Company, whether or not filed by the Company with the Commission.

Representations and Warranties of the Investor.   As of the date hereof and as of the Closing, the Investor hereby represents and warrants to and covenants with the Company that:

General.

The Investor has all requisite authority to purchase the Securities, to enter into this Agreement and to perform all the obligations required to be performed by the Investor hereunder, and such purchase will not contravene any law, rule or regulation binding on the Investor or any investment guideline or restriction applicable to the Investor.

The Investor is acquiring the Securities for its own account and is not acquiring the Securities as a nominee or agent or otherwise for any other person.

The Investor will comply with all applicable laws and regulations the Investor is required to comply with in connection with the purchase or sale of Securities in effect in any jurisdiction in which the Investor purchases or sells Securities and obtain any consent, approval or permission the Investor is required to obtain in connection with such purchase or sale of Securities under the laws and regulations of any jurisdiction to which the Investor is subject or in which the Investor makes such purchases or sales, and the Company shall have no responsibility therefor.

Other than consummating the transactions contemplated hereby, the Investor has not directly or indirectly, nor has any person acting on behalf of or pursuant to any understanding with the Investor, executed any purchases or sales, including short sales, of the securities of the Company during the period commencing as of the time that the Investor first received a term sheet (written or oral) from the Company or any other person representing the Company setting forth the material terms of the transactions contemplated hereby and ending immediately prior to the execution hereof.  Notwithstanding the foregoing, if the Investor is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of the Investor’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of the Investor’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.  The Investor has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect short sales or similar transactions in the future.

Information Concerning the Company.

The Investor understands and accepts that the purchase of the Securities involves various risks.  The Investor represents that it is able to bear a complete loss of its investment in the Securities.

The Investor confirms that it is not relying on any communication (written or oral) of the Company or any of its affiliates, as investment advice or as a recommendation to purchase the Securities.  It is understood that information and explanations related to the terms and conditions of the Securities provided by the Company or any of its affiliates shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates is acting or has acted as an advisor to the Investor in deciding to invest in the Securities.  The Investor acknowledges that neither the Company nor any of its affiliates has made any representation regarding the proper characterization of the Securities for purposes of determining the Investor’s authority to invest in the Securities.

The Investor acknowledges that it has had the opportunity to review this Agreement (including all exhibits and schedules hereto) and the Disclosure Package and has been afforded (A) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (B) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (C) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment.

The Investor understands that, unless the Investor notifies the Company in writing to the contrary at or before the Closing, each of the Investor’s representations and warranties contained in this Agreement will be deemed to have been reaffirmed and confirmed as of the Closing, taking into account all information received by the Investor.

The Investor understands that no federal or state agency has passed upon the merits or risks of an investment in the Securities or made any finding or determination concerning the fairness or advisability of this investment.

The Investor is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

Non-reliance.

The Investor represents that it is not relying on (and will not at any time rely on) any communication (written or oral) of the Company or any of its affiliates or agents as investment advice or as a recommendation to purchase the Securities, it being understood that information and explanations related to the terms and conditions of the Securities provided by the Company or any of its affiliates or agents shall not be considered investment advice or a recommendation to purchase the Securities, and that neither the Company nor any of its affiliates or agents is acting or has acted as an advisor to the Investor in deciding to invest in the Securities.

The Investor acknowledges and agrees that: (A) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, the Investor has relied solely upon its own investigation and the express representations and warranties of the Company set forth in Section 5 and (B) neither the Company nor any other person has made any representation or warranty as to the Company or the Securities, except as expressly set forth in Section 5.

Except as expressly provided herein, the Investor confirms that the Company has not (A) given any guarantee or representation as to the potential success, return, effect or benefit (either legal, regulatory, tax, financial, accounting or otherwise) an of investment in the Securities or (B) made any representation to the Investor regarding the legality of an investment in the Securities under applicable legal investment or similar laws or regulations.  In deciding to purchase the Securities, the Investor is not relying on the advice or recommendations of the Company and the Investor has made its own independent decision that the investment in the Securities is suitable and appropriate for the Investor.

Status of the Investor.

The Investor has such knowledge, sophistication, skill and experience in business, financial and investment matters that the Investor is capable of evaluating the merits and risks of an investment in the Securities, and has so evaluated the merits and risks of such investment.  With the assistance of the Investor’s own professional advisors, to the extent that the Investor has deemed appropriate, the Investor has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the Securities and the consequences of this Agreement.  The Investor has considered the suitability of the Securities as an investment in light of its own circumstances and financial condition and the Investor is able to bear the risks associated with an investment in the Securities and its authority to invest in the Securities.

At the time the Investor was offered the Securities, the Investor was, and as of the date hereof the Investor is, and on the Closing Date the Investor will be, either (A) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act or (B) an “accredited investor” as defined in Rule 501(a) under the Securities Act, and not required to be registered as a broker-dealer under Section 15 of the Exchange Act.  The Investor agrees to furnish any additional information reasonably requested by the Company or any of its affiliates to assure compliance with applicable U.S. federal and State Securities Laws in connection with the purchase and sale of the Securities.

The Investor represents that neither it, nor any of its directors, officers, general partners or managing members, is subject to any Disqualification Event except for a Disqualification Event (i) contemplated by Rule 506(d)(2) under the Securities Act and (ii) a description of which has been furnished in writing to the Company prior to the date hereof.

Restrictions on Transfer or Sale of Securities.

The Investor is acquiring the Securities solely for the Investor’s own beneficial account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the Securities, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable State Securities Laws and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable State Securities Laws (this representation and warranty not limiting the Investor’s right to sell the Securities pursuant to the Registration Statement (as defined below) or otherwise in compliance with applicable federal law and State Securities Laws). The Investor understands that the Securities have not been registered under the Securities Act or any State Securities Laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Investor and of the other representations made by the Investor in this Agreement.  The Investor understands that the Company is relying upon the representations and agreements contained in this Agreement for the purpose of determining whether this transaction meets the requirements for such exemptions.

The Investor understands that the Securities are “restricted securities” under applicable federal securities laws and that the Securities Act and the rules of the Commission provide in substance that the Investor may dispose of the Securities only pursuant to an effective registration statement under the Securities Act or an exemption therefrom such as the exemption and safe harbor provided under Rule 144 of the Securities Act.

The Investor agrees that the Investor will not sell, assign, pledge, give, transfer or otherwise dispose of the Securities or any interest therein, or make any offer or attempt to do any of the foregoing, except pursuant to a registration of the Securities under the Securities Act or in a transaction which is exempt from the registration provisions of the Securities Act such as the exemption and safe harbor provided under Rule 144 of the Securities Act; that the certificates representing the Securities will bear a legend making reference to the foregoing restrictions; and that the Company and its affiliates and transfer agent shall not be required to give effect to any purported transfer of such Securities except upon compliance with the foregoing restrictions.  The Company acknowledges and agrees that the Investor may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and, if required under the terms of such arrangement, the Investor may transfer pledged or secured Securities to the pledgees or secured parties.  Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith.  Further, no notice shall be required of such pledge.

Conditions to Obligations of the Investor and the Company.  The obligations of the Investor to purchase and pay for the Securities and of the Company to sell the Securities are subject to the satisfaction at or prior to the Closing of the following conditions precedent:

The representations and warranties of the Company contained in Section 5 and of the Investor contained in Section 6 shall be true and correct as of the Closing in all respects with the same effect as though such representations and warranties had been made as of the Closing.

No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered or promulgated by any court or governmental authority of competent jurisdiction which prohibits the consummation of any of the transactions contemplated by this Agreement.

Covenants of the Company.

The Company hereby agrees to use reasonable best efforts (i) to maintain the listing or quotation of the Common Stock on Nasdaq (or such other trading market that the Company applies to have the Common Stock traded on) for so long as the Investor owns unregistered Securities and (ii) as promptly as practicable following the Closing Date, to secure the listing of the Securities (subject to official notice of issuance) on such trading market.

The Company shall file a Current Report on Form 8-K and press release disclosing the material terms of the transactions contemplated hereby.  The Company shall, prior to such filing, furnish to the Investor for review a copy of such Form 8-K and press release. Such press release will be issued prior to market open on the second (2nd) Business Day following the date of this Agreement and the Form 8-K will be filed within the time prescribed by the regulations of the Commission.

For so long as the Investor holds unregistered Securities, (i) the Company shall use its reasonable best efforts to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act and (ii) if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Investor and make publicly available in accordance with Rule 144(c) such information as is required for the Investor to sell the Securities under Rule 144.

No claim will be made or enforced by the Company or, with the consent of the Company, any other person, that the Investor is an “acquiring person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company or that the Investor could be deemed to trigger the provisions of any such plan or arrangement by virtue of receiving Securities pursuant to this Agreement.

Registration Rights.

Shelf Registration.

The Company shall use commercially reasonable efforts to file no later than 60 days after the Closing Date (the “Filing Date”), a registration statement covering the resale of the Securities (the “Registrable Shares”) with the Commission for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers and sales of the Registrable Shares, by such other means of distribution of the Registrable Shares as the Investor may reasonably specify (the “Initial Registration Statement”).

The Company shall use commercially reasonable efforts to effect the registration (including a declaration of effectiveness thereof by the Commission) and applicable qualifications or compliances (including the execution of any required undertaking to file post-effective amendments, appropriate qualifications or exemptions under applicable State Securities Laws and appropriate compliance with applicable securities laws, requirements or regulations) as promptly as practicable after the filing of the Initial Registration Statement, but in any event prior to the date which is 90 days after the Filing Date (the “Effectiveness Date”). The Company shall, within two (2) Business Days after the Effectiveness Date, file a final prospectus with the Commission as required by Rule 424 under the Securities Act.

In the event that all of the Registrable Shares cannot, as a result of the rules and regulations of the Commission, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (i) inform the Investor thereof, (ii) use commercially reasonable efforts to file amendments to the Initial Registration Statement as required by the Commission and/or (iii) withdraw the Initial Registration Statement and use commercially reasonable efforts to file a new registration statement (a “New Registration Statement”), in either case covering the maximum number of the Registrable Shares permitted to be registered by the Commission, on Form S-3 or, if the Company is ineligible to register for resale the Registrable Shares on Form S-3, such other form available to register for resale the Registrable Shares as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use commercially reasonable efforts to advocate with the Commission for the registration of all of the Registrable Shares. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (ii) or (iii) above, the Company will use commercially reasonable efforts to file with the Commission, as promptly as practicable, one or more registration statements on Form S-3 or, if the Company is ineligible to register for resale the Registrable Shares on Form S-3, such other form available to register for resale those Registrable Shares that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements” and, collectively with the Initial Registration Statement and the New Registration Statement, the “Registration Statements”).

Notwithstanding any other provision of this Agreement, if the Commission limits the number of Registrable Shares permitted to be registered on a particular Registration Statement (and notwithstanding that the Company used diligent efforts to advocate with the Commission for the registration of all or a greater number of Registrable Shares), unless otherwise directed in writing by the Investor as to the Registrable Shares, the number of Registrable Shares to be registered on such Registration Statement will be reduced as follows:

First, the Company shall reduce or eliminate any securities to be included other than the Registrable Shares;

Second, the Company shall reduce the Registrable Shares.

In the event of a cutback hereunder, the Company shall give the Investor at least three (3) Business Days prior written notice along with the calculations as to the Investor’s allotment.

Fees and Expenses.  All expenses incurred by the Company in complying with Section 9(a), including all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration (but excluding the fees of legal counsel for the Investor or any holder of the Registrable Shares) shall be borne by the Company. All selling commissions applicable to the sale of the Registrable Shares and all fees and expenses of legal counsel for the Investor or any holder of the Registrable Shares related to the registration and sale of the Registrable Shares shall be borne by the Investor or holder of the Registrable Shares incurring such commissions, fees or expenses.

Certain Actions and Notifications.  In the case of the registration, qualification, exemption or compliance effected by the Company pursuant to this Agreement, the Company shall, upon reasonable request, inform the Investor as to the status of such registration, qualification, exemption and compliance. At its expense the Company shall:

except for such times as the Company is permitted hereunder to suspend the use of the prospectus forming part of a Registration Statement, use its commercially reasonable efforts to keep such registration, and any qualification, exemption or compliance under State Securities Laws which the Company determines to obtain, continuously effective with respect to the Investor, and to keep the applicable Registration Statement effective until the earlier of (A) two (2) years from the Closing Date, (B) the date by which all of the Registrable Shares may be sold without volume or manner of sale restrictions which may be applicable to affiliates under Rule 144, or (C) the date on which all of the Registrable Shares are sold. The period of time during which the Company is required hereunder to keep a Registration Statement effective is referred to herein as the “Registration Period”;

advise the Investor within five (5) Business Days:

when a Registration Statement or any amendment thereto has been filed with the Commission and when such Registration Statement or any post-effective amendment thereto has become effective;

of any request by the Commission for amendments or supplements to any Registration Statement or the prospectus included therein or for additional information;

of the issuance by the Commission of any stop order suspending the effectiveness of any Registration Statement or, to the Company’s knowledge, the initiation of any proceedings for such purpose;

of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Shares included therein for sale in any jurisdiction or, to the Company’s knowledge, the initiation or threatening of any proceeding for such purpose; and

subject to the provisions of this Agreement, of the occurrence of any event that requires the making of any changes in any Registration Statement or prospectus so that, as of such date, the statements therein do not include any untrue statement of a material fact and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading;

use its commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of any Registration Statement as soon as reasonably practicable;

if the Investor so requests in writing, promptly furnish to the Investor, without charge, at least one copy of each Registration Statement and each post-effective amendment thereto, including financial statements and schedules, and, if explicitly requested, all exhibits in the form filed with the Commission;

during the Registration Period, promptly deliver to the Investor, without charge, as many copies of each prospectus included in a Registration Statement and any amendment or supplement thereto as the Investor may reasonably request in writing; and the Company consents to the use, consistent with the provisions hereof, of the prospectus or any amendment or supplement thereto by the Investor of the Registrable Shares in connection with the offering and sale of the Registrable Shares covered by a prospectus or any amendment or supplement thereto;

during the Registration Period, if the Investor so requests in writing, deliver to the Investor, without charge, (i) one copy of the following documents, other than those documents available via the Commission’s EDGAR system: (A) its annual report on Form 10-K (or similar form), (B) its definitive proxy statement with respect to its annual meeting of stockholders, (C) each of its quarterly reports on Form 10-Q, and (D) a copy of each full Registration Statement (the foregoing, in each case, excluding exhibits); and (ii) if explicitly requested, all exhibits excluded by the parenthetical to the immediately preceding clause (D); provided, that the Company shall have no obligation to provide any document pursuant to this clause that is available on the Commission’s EDGAR system;

prior to any public offering of the Registrable Shares pursuant to any Registration Statement, promptly take such actions as may be necessary to register or qualify or obtain an exemption for offer and sale under State Securities Laws of such United States jurisdictions as the Investor reasonably requests in writing; provided that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction, and do any and all other acts or things reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Registrable Shares covered by any such Registration Statement;

upon the occurrence of any event contemplated by Section 9(c)(ii)(5), except for such times as the Company is permitted hereunder to suspend the use of a prospectus forming part of a Registration Statement, and taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, the Company shall use its commercially reasonable efforts to prepare a post-effective amendment to such Registration Statement or a supplement to the related prospectus, or file any other required document so that, as thereafter delivered to purchasers of the Registrable Shares included therein, such prospectus will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

otherwise use its commercially reasonable efforts to comply in all material respects with all applicable rules and regulations of the Commission which could affect the sale of the Registrable Shares;

use its commercially reasonable efforts to cause all of the Registrable Shares to be listed on each securities exchange or market, if any, on which equity securities issued by the Company have been listed; and

cooperate with any broker-dealer through which the Investor proposes to resell the Registrable Shares in such broker-dealer’s filing with the FINRA Corporate Financing Department pursuant to FINRA Rule 5110, as requested by the Investor.

No Delays.  The Investor shall not have the right to take any action to restrain, enjoin or otherwise delay any registration pursuant to Section 9(a) as a result of any controversy that may arise with respect to the interpretation or implementation of this Agreement.

Special Interest.  If the Company has not (i) filed the Initial Registration Statement within ten (10) calendar days after the Filing Date or (ii) effected the registration of the Registrable Shares within ten (10) calendar days after the Effectiveness Date (each such event referred to in clause (i) or (ii), a “Registration Default”), then the Company shall pay to the Investor interest (“Special Interest”) in an amount per annum equal to 0.25% of the Investor’s Purchase Price for each day that the Registration Default continues; provided,  however, that the Company shall in no event be required to pay Special Interest for more than one Registration Default at any given time.  A Registration Default ends upon termination of the Registration Period or, if earlier, (x) in the case of a Registration Default under clause (i) of the definition thereof, when the Initial Registration Statement is filed with the Commission or (ii) in the case of a Registration Default under clause (ii) of the definition thereof, when the Initial Registration Statement becomes or is declared effective by the Commission.  All accrued Special Interest payable to the Investor hereunder shall be paid by the Company to the Investor on a quarterly basis to an account designated in writing by the Investor.  Notwithstanding anything contained herein to the contrary, the payment of Special Interest shall be the only remedy available to the Investor for any Registration Default.

Indemnification.

To the extent permitted by law, the Company shall indemnify the Investor and each person controlling the Investor within the meaning of Section 15 of the Securities Act, with respect to which any registration that has been effected pursuant to this Agreement, against all claims, losses, damages and liabilities (or action in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 9(f)(iii)), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, any amendment or supplement thereof, or other document incident to any registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, or any violation by the Company of any rule or regulation promulgated by the Securities Act applicable to the Company and relating to any action or inaction required of the Company in connection with any such registration, qualification or compliance, and will reimburse the Investor and each person controlling the Investor, for reasonable legal and other out-of-pocket expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred; provided that the Company will not be liable in any such case to the extent that any untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor for use in preparation of any Registration Statement, prospectus, amendment or supplement; provided however, that the Company will not be liable in any such case where the claim, loss, damage or liability arises out of the failure of the Investor to comply with the covenants and agreements contained in this Agreement respecting sales of the Registrable Shares, and except that the foregoing indemnity agreement is subject to the condition that, insofar as it relates to any such untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus but eliminated or remedied in the amended prospectus on file with the Commission at the time any Registration Statement becomes effective or in an amended prospectus filed with the Commission pursuant to Rule 424(b) which meets the requirements of Section 10(a) of the Securities Act (each, a “Final Prospectus”), such indemnity shall not inure to the benefit of the Investor or any such controlling person, if a copy of a Final Prospectus furnished by the Company to the Investor for delivery was not furnished to the person or entity asserting the loss, liability, claim or damage at or prior to the time such furnishing is required by the Securities Act and a Final Prospectus would have cured the defect giving rise to such loss, liability, claim or damage.

The Investor will indemnify the Company, each of its directors and officers, and each person who controls the Company within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof), including any of the foregoing incurred in settlement of any litigation, commenced or threatened (subject to Section 9(f)(iii)), arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any Registration Statement, prospectus, any amendment or supplement thereof, or other document incident to any such registration, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in light of the circumstances in which they were made, and will reimburse the Company, such directors and officers, and each person controlling the Company for reasonable legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action as incurred, in each case to the extent, but only to the extent, that such untrue statement or omission or allegation thereof is made in reliance upon and in conformity with written information furnished to the Company by or on behalf of the Investor for use in preparation of any Registration Statement, prospectus, amendment or supplement. Notwithstanding the foregoing, the maximum liability of the Investor under this section shall be limited to the proceeds received by the Investor from the sale of the Registrable Shares.

Each party entitled to indemnification under this Section 9(f) (the “Indemnified Party”) shall give notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party (at its expense) to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld, conditioned or delayed), and the Indemnified Party may participate in such defense at such Indemnified Party’s expense, and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Agreement, unless such failure is materially prejudicial to the Indemnifying Party in defending such claim or litigation. An Indemnifying Party shall not be liable for any settlement of an action or claim effected without its written consent (which consent shall not be unreasonably withheld, conditioned or delayed). No Indemnifying Party, in its defense of any such claim or litigation, shall, except with the consent of each Indemnified Party (which consent shall not be unreasonably withheld, conditioned or delayed), consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation.

If the indemnification provided for in this Section 9(f) is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party thereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party on the one hand and of the Indemnified Party on the other in connection with the statements or omissions which resulted in such loss, liability, claim, damage or expense as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 9(f) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the immediately preceding paragraph.  Notwithstanding the provisions of this Section 9(f), the Investor shall not be required to contribute pursuant to this Section 9(f), in the aggregate, any amount in excess of the amount by which the net proceeds actually received by the Investor from the sale of the Registrable Shares exceeds the amount of any damages that the Investor has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

Disclosure, Etc.

Not less than five (5) Business Days prior to the filing of each Registration Statement, the Company shall furnish to the Investor copies of such Registration Statement and all exhibits being filed therewith, and shall consider in good faith the reasonable comments of the Investor. Notwithstanding the foregoing sentence, the Company shall not be obligated to provide the Investor advance copies of any universal shelf registration statement registering securities in addition to those required hereunder.

The Investor agrees that, upon receipt of any notice from the Company of the happening of any event requiring the preparation of a supplement or amendment to a prospectus relating to the Registrable Shares so that, as thereafter delivered to the Investor, such prospectus shall not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, the Investor will forthwith discontinue disposition of the Registrable Shares pursuant to a Registration Statement and prospectus contemplated by Section 9(a) until its receipt of copies of the supplemented or amended prospectus from the Company and, if so directed by the Company, the Investor shall deliver to the Company all copies, other than permanent file copies then in the Investor’s possession, of the prospectus covering the Registrable Shares current at the time of receipt of such notice.

The Investor shall suspend, upon request of the Company, any disposition of the Registrable Shares pursuant to any Registration Statement and prospectus contemplated by Section 9(a) during the occurrence or existence of any pending corporate development with respect to the Company that the Board of Directors of the Company believes in good faith may be material and that, in the determination of the Board of Directors of the Company, makes it not in the best interest of the Company to allow continued availability of a Registration Statement or prospectus.  The Company shall be entitled to exercise its right under this paragraph to suspend the availability of a Registration Statement and prospectus for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

Upon the occurrence of any event contemplated by Section 9(g)(iii), as promptly as reasonably possible under the circumstances taking into account the Company’s good faith assessment of any adverse consequences to the Company and its stockholders of the premature disclosure of such event, the Company shall prepare a supplement or amendment, including a post-effective amendment, to a Registration Statement or a supplement to the related prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, neither a Registration Statement nor such prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  The Company will use its best efforts to ensure that the use of the prospectus may be resumed as promptly as is practicable.  The Company shall be entitled to exercise its right under this Section 9(g) to suspend the availability of a Registration Statement and prospectus for a period not to exceed 60 calendar days (which need not be consecutive days) in any 12-month period.

As a condition to the inclusion of the Registrable Shares, the Investor shall furnish to the Company such information regarding the Investor and the distribution proposed by the Investor as the Company may reasonably request in writing, including completing a Registration Statement Questionnaire in the form provided by the Company, or as shall be required in connection with any registration referred to in this Section 9.

The Investor hereby covenants with the Company not to make any sale of the Registrable Shares without effectively causing the prospectus delivery requirements under the Securities Act to be satisfied (unless such sale is pursuant to Rule 144).

The Investor agrees not to take any action with respect to any distribution deemed to be made pursuant to a Registration Statement which would constitute a violation of Regulation M under the Exchange Act or any other applicable rule, regulation or law.

At the end of the Registration Period, the Investor shall discontinue sales of shares pursuant to any Registration Statement upon receipt of notice from the Company of its intention to remove from registration the shares covered by any such Registration Statement which remain unsold, and the Investor shall notify the Company of the number of shares registered which remain unsold immediately upon receipt of such notice from the Company.

Assignment.  The rights to cause the Company to register the Registrable Shares granted to the Investor by the Company under Section 9(a) may be assigned by the Investor in connection with a transfer by the Investor of all or a portion of the Registrable Shares, provided, however, that the Investor must give the Company at least 10 days prior notice of such transfer for such transfer to be reflected in the Registration Statement or any amendment thereto and that (i) such transfer may otherwise be effected in accordance with applicable securities laws; (ii) the Investor gives prior written notice to the Company at least 10 days prior to the transfer; and (iii) such transferee agrees to comply with the terms and provisions of this Agreement, and such transfer is otherwise in compliance with this Agreement. Except as specifically permitted by this Section 9(h), the rights of the Investor with respect to the Registrable Shares as set out herein shall not be transferable to any other person, and any attempted transfer by the Investor shall cause all rights of the Investor therein to be forfeited.

Waivers.  The rights of the Investor under any provision of this Section 9 may be waived (either generally or in a particular instance, either retroactively or prospectively and either for a specified period of time or indefinitely) or amended by an instrument in writing signed by the Investor.

Legend.  The Securities will be imprinted with a legend in substantially the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES

ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Provided, that the Company shall in connection with any sale under the Initial Registration Statement or Rule 144, promptly (and in any event within five (5) Business Days after receipt by the Company of a request therefor accompanied by all reasonably required documentation) deliver, or cause to be delivered, to the Investor either new certificate(s) or book-entry shares representing the Securities that are free from all restrictive and other legends or, at the request of the Investor, via DWAC transfer to the Investor’s account.

Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction.  The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

Certain Transactions. The Investor covenants that neither it, nor any affiliate acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including short sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 8(b).

Expenses. The parties hereto shall pay their own costs and expenses in connection with the transactions contemplated hereby.

Waiver, Amendment.  Neither this Agreement nor any provisions hereof shall be amended, waived, discharged or terminated except by an instrument in writing signed, in the case of an amendment, by the Company and the Investor or, in the case of a waiver, discharge or termination, by the party against whom such waiver, discharge or termination is sought.

Assignability.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Investor.  The Investor may assign any or all of its rights under this Agreement to any person to whom the Investor assigns or transfers any Securities; provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of this Agreement that apply to the “Investor.”

Waiver of Jury Trial.  EACH OF THE COMPANY AND THE INVESTOR IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY LEGAL PROCEEDING ARISING OUT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

Submission to Jurisdiction.  With respect to any suit, action or proceeding relating to any offers, purchases or sales of the Securities by the Investor (“Proceedings”), each of the Company and the Investor irrevocably submits to the jurisdiction of the federal or state courts located in the State of Delaware, which submission shall be exclusive unless none of such courts has lawful jurisdiction over such Proceedings.

Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section and Other Headings.  The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same agreement.

Notices.  All notices and other communications provided for herein shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid, or by facsimile or electronic transmission, to the following addresses (or such other address as either party shall have specified by notice in writing to the other):

If to the Company:	Aspira Women’s Health Inc. 12117 Bee Caves Road Building Three, Suite 100 Austin, Texas 78738 Facsimile: 512-439-6980 E-mail: rbeechey@aspirawh.com Attention: Robert Beechey
With a copy (which shall not constitute notice) to: Sidley Austin LLP One South Dearborn Chicago, Illinois 60603 Facsimile: 312-853-7036 E-mail: bberg@sidley.com Attention: Beth E. Berg
If to the Investor:	The address specified in Schedule I for notices to the Investor

Binding Effect.  The provisions of this Agreement shall be binding upon and accrue to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

Survival.  All representations, warranties and covenants contained in this Agreement shall survive the Closing.

Notification of Changes.  Each of the Company and the Investor hereby covenants and agrees to notify the other upon the occurrence of any event prior to the Closing which would cause any representation, warranty or covenant of such party contained in this Agreement to be false or incorrect.

Severability.  If any term or provision of this Agreement is invalid, illegal or unenforceable in any jurisdiction, such invalidity, illegality or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction.

No Presumption Against Drafting Party.  The Investor has been represented by its own separate legal counsel in its review and negotiation of this Agreement (including the exhibits and schedules hereto).  Accordingly, any rule of law or any legal decision that would require interpretation of any claimed ambiguities in this Agreement against the drafting party has no application and is expressly waived.

Provision Respecting Legal Representation.  The Investor hereby agrees, on its own behalf and on behalf of its directors, members, partners, officers, employees and affiliates, that Sidley Austin LLP (“Sidley”) has served as counsel to the Company (and not the Investor or any of its directors, members, partners, officers, employees or affiliates) in connection with the negotiation, preparation, execution and delivery of this Agreement and the consummation of the transactions contemplated hereby.  By purchasing Securities pursuant to this Agreement, the Investor irrevocably waives any conflict of interest arising from such representation of the Company, even though the interests of the Investor may be directly adverse to the Company and even though Sidley may be handling ongoing unrelated matters for the Investor.  The Investor also hereby agrees that, following consummation of the transactions contemplated hereby, Sidley (or any successor) may serve as counsel to the Company in connection with any amendment, modification, waiver or consent under or in respect of this Agreement, and the Investor hereby irrevocably consents thereto and irrevocably waives any conflict of interest arising therefrom, and the Investor shall cause its affiliates to irrevocably consent to waive any conflict of interest arising from such representation, even though the interests of the Investor may be directly adverse to the Company, and even though Sidley may be handling ongoing unrelated matters for the Investor; provided,  however, that, if the Investor is a client of Sidley, Sidley shall not represent the Company in connection with any action, suit or legal proceeding in which the Company is adverse to the Investor.

Interpretation.  For purposes of this Agreement, (i) the words “include,” “includes” and “including” shall be deemed to be followed by the words “without limitation,” (ii) the word “or” is not exclusive, (iii) reference to any gender includes the other gender and the neutral gender (and vice versa) and (iv) the words “herein”, “hereof”, “hereby”, “hereto” and “hereunder” refer to this

Agreement as a whole. Unless the context otherwise requires, references herein: (a) to Articles, Sections, Exhibits and Schedules mean the Articles and Sections of, and the Exhibits and Schedules attached to, this Agreement; (b) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement; and (c) to a statute means such statute as amended from time to time and includes any successor legislation thereto and any regulations promulgated thereunder. The Schedules and Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein. This Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

ASPIRA WOMEN’S HEALTH INC.

By: /s/ Robert Beechey
Name: Robert Beechey
Title: Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

JACK W. SCHULER LIVING TRUST

By: /s/ Jack W. Schuler
Name: Jack W. Schuler
Title: Trustee

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

GOUDY PARK CAPITAL

By: /s/ Jamie DeYoung
Name: Jamie DeYoung
Title: Managing Member

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TINO HANS SCHULER TRUST

By: /s/ Tino Schuler
Name: Tino Schuler
Title: Trustee

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

TANYA EVA SCHULER TRUST

By: /s/ Tanya Sharman
Name: Tanya Sharman
Title: Trustee

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

THERESE HEIDI SCHULER TRUST

By: /s/ George Schuler
Name: George Schuler
Title: Trustee

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

JS GRANDCHILDREN TRUST

By: /s/ Tino Schuler
Name: Tino Schuler
Title: Co-Trustee

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

SCHULER DESCENDANTS TRUST

By: /s/ Tino Schuler
Name: Tino Schuler
Title: Co-Trustee

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

BIRCHVIEW CAPITAL, LP

By: /s/ Matthew Strobeck
Name: Matthew Strobeck
Title: Managing Partner

SCHEDULE I

ALLOCATION OF SECURITIES

	Common
Investor’s Name and Notice Address	Number of Common Shares	Total Purchase Price
Jack W. Schuler Living Trust [Redacted] [Redacted]	2,285,715	$8,000,002.50
Goudy Park Capital [Redacted] [Redacted]	250,000	$875,000.00
Tino Hans Schuler Trust [Redacted] [Redacted]	158,730	$555,555.00
Tanya Eva Schuler Trust [Redacted] [Redacted]	158,730	$555,555.00
Therese Heidi Schuler Trust [Redacted] [Redacted]	158,730	$555,555.00
JS Grandchildren Trust [Redacted] [Redacted]	47,619	$166,666.50
Schuler Descendants Trust [Redacted] [Redacted]	47,619	$166,666.50
Birchview Capital, LP [Redacted] [Redacted]	42,857	$149,999.50

Schedule I-1